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                                                                    EXHIBIT 32.1



     CERTIFICATION REQUIRED BY 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), the undersigned hereby certify that this Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

         TELECOMUNICACIONES DE PUERTO RICO, INC.


                                             By: /s/ Jon E. Slater
                                                 ------------------------------
                                                 Name:  Jon E. Slater
                                                 Title: Chief Executive Officer
                                                 Date:  November 14, 2003


                                             By:  /s/ Walter C. Forwood
                                                 ------------------------------
                                                 Name:  Walter C. Forwood
                                                 Title: Chief Financial Officer
                                                 Date:  November 14, 2003



This certification accompanies this Quarterly Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Telecomunicaciones de Puerto Rico, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Telecomunicaciones de Puerto Rico, Inc. and will be retained by Telecomunicaciones de Puerto Rico, Inc and furnished to the Securities and Exchange Commission or its staff upon request.